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                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 8, 2000


                               CAREMARK RX, INC.
                               -----------------
             (Exact name of registrant as specified in its charter)



       Delaware                         0-27276                            63-1151076
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
(State of incorporation)         (Commission File Number)       (IRS Employer Identification No.)


           3000 Galleria Tower
                Suite 1000                                      35244
           Birmingham, Alabama                                  -----
----------------------------------------                      (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (205) 733-8996


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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         ITEM 5.  OTHER EVENTS.

         Caremark Rx, Inc. (NYSE: CMX) issued a press release on June 9, 2000 announcing that the Circuit Court of Franklin County, Alabama had entered a Final Approval Order and Judgment (the "Final Order") approving the previously announced class action settlement (the "Alabama Settlement") in the class action lawsuit entitled James Taff et al. v. Caremark Rx, Inc., et al., Case No. 0072 (the "Alabama Litigation").

         Certain holders of the Company's Threshold Appreciation Price Securities ("TAPS") filed suit on April 11, 2000 in the Supreme Court of the State of New York, County of New York, entitled Aragon Investments, Ltd., et al.
v. Caremark Rx, Inc., claiming that a "Termination Event" had occurred with respect to the TAPS. The Supreme Court of the State of New York previously postponed further action in the Aragon litigation pending action by the Circuit Court of Franklin County, Alabama.

         The Alabama Settlement provides that on August 31, 2000, each class member will be entitled to receive common stock for such class member's TAPS at the rate provided for by the Purchase Contract Agreement related to the TAPS. Each class member will also receive interest through this date and a yield enhancement payment unless the class member decides to settle the Purchase Contract Agreement earlier in accordance with the Alabama Settlement terms. Additionally, the Company will issue 0.22 additional shares of common stock for each TAPS, subject to the terms of the Alabama Settlement. The Alabama Settlement will not have a material adverse effect on the continuing operations of the Company.

         There can be no assurances that TAPS holders will not pursue any appellate rights they may have in the Alabama Litigation or the outcome of any such appeal. In addition, there can be no assurances with respect to the outcome of the Aragon litigation.

         The press release is filed herewith as Exhibit 99.1 and is incorporated herein by this reference. The Final Order is filed herewith as Exhibit 99.2 and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

         99.1     Text of Press Release of Caremark Rx, Inc., dated June 9,
                  2000.

         99.2 Text of Final Order approving the class action settlement in the class action lawsuit entitled James Taff et al. v. Caremark Rx, Inc., et al., Case No. 0072

         99.3 Purchase Contract Agreement, dated September 15, 1997, between MedPartners, Inc. and The First National Bank of Chicago, filed as Exhibit 4.4 to the Company's Registration Statement on Form S-3 (Registration No. 333-35665), is hereby incorporated herein by reference.





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         Date: June 13, 2000             CAREMARK RX, INC.



                                           By: /s/ Howard A. McLure
                                              ---------------------------------
                                               Howard A. McLure
                                               Executive Vice President and
                                               Chief Financial Officer